Exhibit 99.2
Earnings Presentation Quarter Ended September 30, 2022 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1 References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offerto sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition.The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements andrelationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’sinvestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date ofthis presentation, and the Company assumes no obligation to update any such forward-looking statements.Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance.Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

WhiteHorse Finance Snapshot

Company:	WhiteHorse Finance, Inc. ("WhiteHorse Finance" or the "Company")
Equity Ticker:	NASDAQ: WHF
Market Cap:	$290.5MM[(1)]
NAV / Share:	$14.76
Portfolio Fair Value:	$764.6MM
Current Dividend Yield:	11.4%[(1)(2)]; consistent quarterly dividends of $0.355 per share since 2012 IPO
External Manager:	Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.")

(1) *Based on November 11, 2022 share price of $12.50*
(2) *Based on LTM dividend rate, excluding special dividends, relative to closing share price.*

WHITEHORSE FINANCE 2

Overview of WhiteHorse Finance, Inc. 3 Portfolio atFair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31 st of each respective year presented, unless otherwise noted. (1)Based on total capital commitments managed by H.I.G. Capital and affiliates. (2)Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $50Bn of capital under management (1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $764.6MM as of September 30, 2022  Investments across 107 positions in 68 portfolio companies as of September 30, 2022 −Average Investment Size (2) : $6.3MM (Average Debt Investment Size (2) : $7.7MM) −Largest Portfolio Company Investment (2) : $23.2MM  Invested $2,426MM in 206 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first andsecond lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $764.6 2012201320142015201620172018201920202021Q3 2022 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.76 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $13.35 $14.41 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.17 2012201320142015201620172018201920202021Q3 2022 Net asset value Cumulative dividends paid (including special dividends)

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from over 65 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 10-person investment committee with more than 250 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

Summary Stats:

Invested Capital since IPO:	$2,426MM[(1)]
Number of Investments Made:	~206[(1)]
Average Investment Size:	~$6.3MM[(2)]
All-in Yield:	11.4%[(3)]
Net Debt / EBITDA of Current Portfolio Companies:	~4.1x[(4)]
Secured Debt as a % of Total Debt:	~100%[(5)]

Note: As of September 30, 2022 unless otherwise noted.

(1) Reflects life-to-date since IPO, and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.

(2) Across 105 investments. Does not include investments in STRS JV.

(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of September 30, 2022, is 11.0%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.

(5) Based on fair value. Does not include the Company's investments in STRS JV.

WHITEHORSE FINANCE 4

Summary of Quarterly Results

Fiscal Quarter Highlights

- Total investments at fair value decreased to $764.6 million in Q3 2022 as compared to $766.5 million in Q2 2022.
    - The Company made investments in three new portfolio companies for gross deployments of $26.1 million and made add-on investments totaling $13.4 million.
    - The Company did not transfer any new investments to the STRS JV. The Company received additional dispositions and principal repayments of $36.3 million.
    - The weighted average effective yield on income-producing investments at the end of Q3 2022 was approximately 11.4% as compared with approximately 9.9% at the end of the prior quarter.
- Q3 Net Investment Income ("NII") was $9.8 million, or $0.420 per share, which compares with Q2 NII of $7.9 million, or $0.339 per share.
- Q3 Core NII(1) after adjusting for an approximate $1.1 million capital gains incentive fee reversal, was $8.6 million, or $0.372 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q2 Core NII of $7.8 million, or $0.334 per share.
- Net realized and unrealized losses on investments and foreign currency transactions for Q3 2022 were $5.9 million primarily driven by markdowns across the portfolio.
- NAV per share at the end of Q3 2022 was $14.76 per share compared with $14.95 per share from Q2 2022.
- Gross leverage levels increased during the quarter to 1.27x from 1.23x at the end of Q2 2022. Cash on-hand at the end of Q3 2022 was $19.3 million resulting in net leverage of 1.22x as compared with 1.18x at the end of Q2 2022.
- As of September 30, 2022, STRS JV had total assets of $306.4 million. The Company's return on its investment in STRS JV at the end of Q3 2022 was 14.0%(2).

(1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

(2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.

WHITEHORSE FINANCE 5

Quarterly Operating Highlights

Unaudited Quarterly Financials (USD in MM, expect per share data)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Total Investment Income (1)	**$ 17.3**	**$ 18.4**	**$ 18.5**	**$ 20.0**	**$ 20.0**	**$ 21.6**
Expenses						
Interest Expense	3.8	3.8	5.1	4.8	4.9	5.6
Base Management Fees	3.4	3.5	3.8	4.0	3.9	3.9
Performance-based Incentive Fees	2.6	2.1	0.8	1.4	1.8	1.0
Other Expenses	1.4	1.3	1.3	1.3	1.5	1.3
Total Expenses	**11.2**	**$ 10.7**	**11.0**	**11.5**	**12.1**	**11.8**
Net Investment Income	**$ 6.1**	**$ 7.7**	**$ 7.5**	**$ 8.5**	**$ 7.9**	**$ 9.8**
Net Realized and Unrealized Gain / (Loss)	4.4	0.6	(4.3)	(2.8)	(0.5)	(5.9)
Net Increase in Net Assets from Operations	**$ 10.5**	**$ 8.3**	**$ 3.1**	**$ 5.7**	**$ 7.4**	**$ 3.9**
Per Share						
Net Investment Income (NII)	*$ 0.30*	*$ 0.37*	*$ 0.33*	*$ 0.37*	*$ 0.34*	*$ 0.42*
Core NII (2)	*$ 0.34*	*$ 0.37*	*$ 0.32*	*$ 0.34*	*$ 0.33*	*$ 0.37*
Net Realized and Unrealized Gain / (Loss)	*$ 0.21*	*$ 0.03*	*$ (0.19)*	*$ (0.12)*	*$ (0.02)*	*$ (0.25)*
Earnings	*$ 0.51*	*$ 0.40*	*$ 0.14*	*$ 0.25*	*$ 0.32*	*$ 0.17*
Dividends Declared	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*
Special Dividends Declared	*$ -*	*$ -*	*$ 0.135*	*$ -*	*$ -*	*$ -*
Core NII Dividend Coverage	*95%*	*105%*	*91%*	*97%*	*94%*	*105%*

Note: Numbers may not foot due to rounding.

(1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

Source: Company filings

WHITEHORSE FINANCE 6

Quarterly Balance Sheet Highlights

Unaudited Quarterly Financials *(USD in MM, expect per share data)*	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Assets						
Investments at Fair Value	$ 670.5	$ 687.1	$ 819.2	$ 800.4	$ 766.5	$ 764.6
Cash and Equivalents[(1)]	17.8	16.6	22.5	21.3	18.6	19.3
Other Assets	11.4	25.9	9.3	17.1	14.5	12.8
Total Assets	**$ 699.7**	**$ 729.6**	**$ 851.0**	**$ 838.8**	**$ 799.6**	**$ 796.7**
Liabilities						
Debt (net of issuance costs)	358.7	379.8	476.0	467.9	423.2	431.0
Other Liabilities	21.4	26.1	25.2	23.0	29.0	22.7
Total Liabilities	**$ 380.1**	**$ 405.9**	**$ 501.2**	**$ 490.9**	**$ 452.2**	**$ 453.7**
Total Net Assets	**$ 319.6**	**$ 323.7**	**$ 349.8**	**$ 347.9**	**$ 347.4**	**$ 343.0**
Total Liabilities and Net Assets	**$ 699.7**	**$ 729.6**	**$ 851.0**	**$ 838.8**	**$ 799.6**	**$ 796.7**
Net Asset Value per Share	***$ 15.42***	***$ 15.46***	***$ 15.10***	***$ 14.99***	***$ 14.95***	***$ 14.76***
Leverage Ratio[(2)]	***1.14x***	***1.19x***	***1.38x***	***1.36x***	***1.23x***	***1.27x***
Net Leverage Ratio[(3)]	***1.08x***	***1.14x***	***1.31x***	***1.30x***	***1.18x***	***1.22x***
Gross Fundings [(4)]	*118.4*	*137.9*	*215.4*	*103.6*	*66.9*	*53.3*
Exits and Repayments [(4)]	*(69.5)*	*(124.0)*	*(80.3)*	*(121.0)*	*(101.2)*	*(49.6)*
Net Fundings/(Repayments)	***$ 48.9***	***$ 13.9***	***$ 135.1***	***$ (17.4)***	***$ (34.3)***	***$ 3.7***

Note: Numbers may not foot due to rounding

(1) Includes Restricted Cash.
(2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets.
(3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets.
(4) Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances).

WHITEHORSE FINANCE 7

Portfolio Highlights

($ in MM, except per share data)

Portfolio Investment		Q2 2021		Q3 2021		Q4 2021		Q1 2022		Q2 2022		Q3 2022
Total Fair Value of Investments	$	670.5	$	687.1	$	819.2	$	800.4	$	766.5	$	764.6
Number of Portfolio Investments		97		99		127		111		105		107
Number of Portfolio Companies		67		65		76		68		68		68
Average Investment Size[1]	$	6.4	$	6.3	$	5.9	$	6.4	$	6.4	$	6.3
Average Borrower Size[1]	$	9.2	$	9.6	$	9.9	$	10.4	$	9.9	$	9.9
Average Debt Investment Size[1]	$	7.1	$	7.3	$	6.8	$	7.7	$	7.9	$	7.7
Fair Value as a Percentage of Principal[1][2]		97.2%		96.1%		96.5%		98.5%		97.6%		96.5%

Total Portfolio Effective Yield [3]	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Weighted average effective yield on income-producing debt investments[1]	9.5%	9.3%	9.1%	9.2%	9.9%	11.4%
Weighted average effective yield on total portfolio[4]	9.7%	9.1%	9.0%	9.3%	9.9%	11.0%

Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)[1]	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Percentage of fixed rate investments	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%
Percentage of floating rate investments	99.6%	99.6%	99.6%	99.6%	99.6%	99.6%

Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)[1]	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Sponsor	67.6%	66.8%	66.9%	60.5%	59.8%	60.7%
Non-Sponsor	32.4%	33.2%	33.1%	39.5%	40.2%	39.3%

Total Portfolio Composition by Instrument Type (Fair Value)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
First lien secured loans	84.0%	82.3%	85.1%	81.0%	80.3%	80.6%
Second lien secured loans	4.4%	4.3%	2.9%	3.0%	2.9%	2.7%
Subordinated debt	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
STRS JV	9.2%	10.5%	9.2%	12.6%	13.3%	13.3%
Equity	2.4%	2.9%	2.8%	3.4%	3.5%	3.4%

Investments on Non-Accrual Status (Debt Investments)		Q2 2021		Q3 2021		Q4 2021		Q1 2022		Q2 2022		Q3 2022
Fair Value of Investments on Non-accrual Status	$	9.7	$	8.7	$	10.0	$	-	$	-	$	-
Cost of Investments on Non-accrual Status	$	18.4	$	18.4	$	24.5	$	-	$	-	$	-
% of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)[5]		1.5%		1.3%		1.3%		0.0%		0.0%		0.0%
% of Investments on Non-accrual Status (Based on Cost of Debt Investments)[5]		2.8%		2.8%		3.1%		0.0%		0.0%		0.0%

Note: Not a guarantee of future performance or investment pace.
(1) Does not include investments in STRS JV.
(2) Calculated based on funded principal amounts of debt investments.
(3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.
(4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV.
(5) Includes STRS JV Subordinated Note.
Source: Company filings

WHITEHORSE FINANCE

8

52% 60% 52% 77% 81% 85% 85% 81% 43% 33% 39% 21% 11% 4% 3% 3% 5% 7% 9% 3% 3% 3% 3% 3% 6% 7% 9% 13% 2015201620172018201920202021Q3 2022 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 97.1% 99.8% 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 2.9% 0.2% 0.1% 0.2% 0.4% 0.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2015201620172018201920202021Q3 2022 Floating Fixed Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments) (1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1)Based on fair value of debt investments, including STRS JV Subordinated Note. 28% 32% 32% 44% 53% 58% 67% 61% 72% 68% 68% 56% 47% 42% 33% 39% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2015201620172018201920202021Q3 2022 Sponsor Non-Sponsor 4.1% 1.7% 1.4% 3.9% 7.4% 3.3% 1.8% 2.5% 1.5% 1.3% 1.3% 0.0%0.0%0.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 % of Investments on Non-accrual

13.3% 3.1% 3.0% 2.7% 2.6% 2.3% 2.2% 2.2% 2.2% 2.2% 64.2% STRS JV ABB/Con-cise Optical Group LLC Future Payment Technologies, L.P. Sleep OpCo LLC Escalon Services Inc. Arcstor Midco, LLC BBQ Buyer, LLC Telestream Holdings Corporation Empire Office, Inc. Potpourri Group, Inc. Other 10 Note: As of September 30, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) Borrower and Industry Diversity 6.5% 6.1% 5.7% 4.9% 3.8% 3.8% 3.8% 3.5% 3.4% 3.3% 2.8% 2.8% 49.6% Data Processing & Outsourced Services Internet & Direct Marketing Retail Specialized Consumer Services Health Care Services Building Products Home Furnishings Office Services & Supplies Health Care Supplies Research & Consulting Services Leisure Facilities Environmental & Facilities Services Investment Banking & Brokerage Other STRS JV ~100% of WHF loans are senior secured

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage[1] From IPO to September 30, 2022



15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4%
2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22
Borrower Leverage through WHF Security
Effective Yield

Core NII[2] to Dividend Coverage[3]



Covered by $0.04
Covered by $0.01
Covered by $0.01
Covered by $0.05
Covered by $0.03
Missed by $0.09
Missed by $0.10
Covered by $0.03
Missed by $0.01
Covered by $0.02
Missed by $0.02
Covered by $0.01
Missed by $0.04
Missed by $0.01
Missed by $0.03
Covered by $0.01
$0.40 $0.36 $0.37 $0.36 $0.36 $0.36 $0.40 $0.36 $0.39 $0.36 $0.27 $0.36 $0.26 $0.36 $0.38 $0.36 $0.35 $0.36 $0.38 $0.36 $0.34 $0.36 $0.37 $0.36 $0.32 $0.36 $0.34 $0.36 $0.33 $0.36 $0.37 $0.36
Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) Portfolio leverage is based on investment leverage at inception.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com

(3) Does not include special dividends.

Source: Company filings

WHITEHORSE FINANCE 11

Yield & Interest Rate Economic Analysis 12 (1)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2)Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts. (3)Calculated as (a) effective yield less (b) weighted average cost of debt. (4)The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b)the daily average of total debt obligations. (5)The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 11.4% 11.5% 11.4% 11.0% 10.7% 10.0% 9.5% 9.1% 9.4% 9.4% 9.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 7.1% 6.7% 6.0% 5.7% 5.7% 5.5% 5.2% 5.4% 6.2% 6.1% 5.7% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 4.7% 5.2% 5.7% 5.6% 5.4% 4.9% 4.7% 4.2% 3.7% 3.8% 3.8% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 2.3% 2.5% 2.7% 2.6% 2.3% 2.3% 1.7% 1.0% 0.3% 0.2% 0.2% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22Q3'22 Effective Yield ⁽ ¹ ⁾ Income Yield ⁽ ² ⁾ Net Investment Spread ⁽ ³ ⁾ Weighted Average Cost of Debt ⁽ ⁴ ⁾ Base reference rate ⁽ ⁵ ⁾

Investment Performance Ratings

Investment Performance Ratings
(% of Portfolio at Fair Value)

Rating	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1 2022	Q2 2022	Q3 2022
1							6.3%	2.3%	22.2%	15.4%	11.6%	12.0%	12.4%
2	100.0%	92.4%	100.0%	90.3%	87.0%	83.9%	80.1%	83.3%	61.1%	74.7%	78.5%	72.8%	71.1%
3		7.6%		7.9%	13.0%	16.1%	13.6%	13.1%	15.0%	8.9%	9.1%	14.0%	15.3%
4				0.0%			0.0%	0.0%	0.6%	1.0%	0.8%	1.2%	1.2%
5				1.8%			0.0%	1.3%	1.1%	-	-	-	-
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Investment Perfomance Rating Definitions

Rating	Definition
1	The portfolio company's risk of loss has been reduced relative to initial expectations.
2	The portfolio company is meeting initial expectations with regard to performance and outlook.
3	The investment's risk of loss has increased relative to initial expectation.
4	Investment principal is at a material risk of not being fully repaid.
5	Investment is in payment default and has significant risk of not receiving full repayment.

WHITEHORSE FINANCE 13

Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and showsthe pro forma to the Company’s NAV per share after payment of regular distributions .. Net Asset Value Per Share 15.43 15.55 15.56 15.22 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.76 $13.00 $13.50 $14.00 $14.50 $15.00 $15.50 $16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant tobeconsidered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

Leverage Migration

($ in MM)

6/30/2022	Quarterly Change	9/30/2022
Outstanding Debt:		**Outstanding Debt:**
$428.7	**$7.4** Driven by net borrowings to fund new investments	**$436.1**
NAV:		**NAV:**
$347.4	**($4.4)** Driven by net realized and unrealized losses	**$343.0**
Leverage Ratio: **1.23x**		**Leverage Ratio:** **1.27x**

Sources		Uses	
Sales & Principal Payments	$ 49.6	Acquisition of Investments	$53.3
Borrowings	22.6	Debt Paydown	13.5
Net Investment Income	9.8	Dividend Payment, net of distributions reinvested	8.3
		Balance Sheet Cash	0.7
		Other Balance Sheet Changes	6.2
Total	**$82.0**	**Total**	**$82.0**

Note: Numbers may not foot due to rounding.

WHITEHORSE FINANCE 16

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1)As of September 30, 2022 WHF had $5.1MM of deferred debt issuance costs. (2)Gross leverage excluding cash. (3)Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $285.0 and SOFR plus 2.50%onborrowings above $285.0. 3 Current Debt Outstanding (as of September 30, 2022) ($ in MM) CommitmentOutstanding (1) Weighted Average Interest RateMaturity Revolving Credit Facility (3) $335.0 (Accordion Feature up to $375) $246.1 L+2.350% payablequarterly 2025 6.000% 2023 Notes $30.0 $30.0 6.00% payable semi-annually; unsecured 2023 5.375% 2025 Notes $40.0$40.0 5.375% payable semi-annually; unsecured 2025 5.375% 2026 Notes $10.0$10.0 5.375% payable semi-annually; unsecured 2026 4.000% 2026 Notes $75.0$75.0 4.000% payable semi-annually; unsecured 2026 5.625% 2027 Notes $10.0 $10.0 5.625% payable semi-annually; unsecured 2027 4.250% 2028 Notes $25.0 $25.0 4.25% payable semi-annually; unsecured 2028 Total Debt $525.0 $436.1 5.25% weighted average cost of debt Total Shareholders’ Equity/Net Assets $343.0NA Funding Profile 17 Gross Debt to Equity (2) 1.0x-1.35x Target Leverage 0.57x0.57x 0.79x 0.75x 0.97x 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22Q3'22 Debt/ Equity

18 Appendix

Regional Direct Origination Footprint

Origination Footprint (as of September 30, 2022)

- Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions
- Dedicated direct lending team of over 65 investment and origination professionals
- Regional footprint with ~25 dedicated direct lending originators in 12 North American offices
- Global platform of approximately 560 investment professionals across 18 offices in 9 countries and 3 continents
- Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market


(Vancouver)
(Calgary)
Alaska
Toronto
Boston
Stamford
New York
Washington, D.C.
Chicago
Cincinnati
San Francisco
Los Angeles
Atlanta
Dallas
Miami
Existing offices with senior originators
Headquarters of a portfolio company

WHITEHORSE FINANCE 19

STRS JV Key Terms and Funding Profile

($ in MM)

Key Terms

- WHF and STRS Ohio have committed to provide up to $150 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $100 million.
- WHF and STRS Ohio share voting control 50%/50%.
- Equity ownership of 66.67% WHF and 33.33% STRS
- An affiliate of H.I.G. provides day-to-day administrative oversight

Current Debt Outstanding (as of September 30, 2022)

($ in MM)	Commitment	Outstanding[1]	Weighted Average Interest Rate	Maturity
Revolving Credit Facility[1]	$225.0 ($25 Accordion Feature)	$151.1	L+2.35% payable quarterly	2025
Subordinated Note	$120.0	$120.0	L+6.50% payable quarterly	N/A
Total Debt	$345.0	$271.1	6.84% weighted average cost of debt	
Equity	$30.0	$30.0	N/A	N/A

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace.
As of September 30, 2022 STRS JV had $1.8MM of deferred debt issuance costs.
(1) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $175.0 and SOFR plus 2.50% on borrowings above $175.0.

WHITEHORSE FINANCE 20

21 Note: As of September 30, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 6.8% 5.3% 5.2% 5.2% 5.1% 4.9% 4.8% 4.8% 4.6% 4.2% 49.1% Marlin DTC-LS Midco 2, LLC Source Code Holdings, LLC Geo Logic Systems Ltd. RCKC Acquisitions LLC Drew Foam Companies Inc Meta Buyer LLC LMG Holdings, Inc. MEP-TS Midco, LLC Cennox Holdings Limited Quest Events, LLC Other 11.9% 6.8% 6.6% 5.4% 5.3% 5.2% 5.1% 4.9% 4.8% 4.8% 4.3% 4.2% 30.7% IT Consulting & Other Services Internet & Direct Marketing Retail Environmental & Facilities Services Industrial Machinery Technology Hardware, Storage & Peripherals Data Processing & Outsourced Services Building Products Pharmaceuticals Application Software Electronic Equipment & Instruments Packaged Foods & Meats Diversified Support Services Other

Origination Pipeline Funnel[1]

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by over 500 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	**Total**	**% of Sourced**
Opportunities Reviewed	**8,720**	*100.0%*
Initial Due Diligence	**2,108**	*24.2%*
Term Sheets Delivered	**574**	*6.6%*
Closed Transactions	**213**	*2.4%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through September 30, 2022.

WHITEHORSE FINANCE 22

Corporate Data

Board of Directors
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

Kevin F. Burke
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

G. Stacy Smith
Independent Director

Investment Committee
Sami Mnaymneh
Founder and Co-CEO of H.I.G. Capital

Anthony Tamer
Founder and Co-CEO of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Javier Casillas
Managing Director of WhiteHorse Capital

Pankaj Gupta
Global Head of Originations and Managing Director of WhiteHorse Capital

David Indelicato
Managing Director of WhiteHorse Capital

Brian Schwartz
Co-President of H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital

Corporate Officers
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

Research Coverage
Bryce Rowe
B. Riley FBR

Erik Zwick
Hovde Group

Melissa Wedel
J.P. Morgan

Mickey Schleien
Ladenburg Thalmann & Co. Inc.

Mitchel Penn
Oppenheimer & Co.

Robert Dodd
Raymond James

Corporate Counsel
Dechert LLP
New York, NY

Corporate Headquarters
1450 Brickell Avenue
31st Floor
Miami, FL 33131

Transfer Agent
American Stock Transfer & Trust Company, LLC
New York, NY

Investor Relations Contact
1450 Brickell Avenue
31st Floor
Attention: Investor Relations
Miami, FL 33131
(305) 381-6999

Independent Registered Public Accounting Firm
Crowe LLP
New York, NY

Securities Listing
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

WHITEHORSE FINANCE 23